NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.



                            STOCK PURCHASE AGREEMENT


         This stock purchase agreement ("Agreement") is made effective as of October 21, 2000, between ACCESSPOINT CORPORATION, a Nevada corporation having offices at 38 Executive Park Drive, Suite 350, Irvine, CA 92614 ( "Accesspoint"), and Verve Ventures Inc., a Nevada corporation having offices at 124 32nd Street, Manhattan Beach, California, 90266 (the "Purchaser").


         1. Purchaser agrees to purchase from Accesspoint up to 200,000 shares (the "Shares") of Accesspoint's Common Stock at a per share purchase price which shall be calculated based upon the following formulas:

a) The purchase price during the first thirty days from the effective date of this Agreement shall be One Dollar and Fifty Cents ($1.50) per Share and the Purchaser shall be entitled to purchase up the entire available amount of 200,000 Shares in block purchase commitments equaling a minimum of One Hundred Thousand dollars ($100,000) per purchase or $300,000 in the aggregate (the "Purchase Price").

b) During the period between thirty one (31) days and sixty (60) days from the effective date of this Agreement the Purchaser shall be entitled to purchase the remaining balance, if any, of available Shares at the lesser rate of; i) 50% of the average of the closing prices of Accesspoint's shares of Common Stock as quoted on the OTC Bulletin Board (the "OTCBB") (or on such other United States stock exchange or public trading market on which the shares of the Accesspoint trade if, at the time of purchase, they are not trading on the OTCBB) for the three
                      (3) consecutive trading days immediately preceding the date Purchaser acquires Shares hereunder or; ii) Two Dollars and Twenty Five cents ($2.25) per Share. In any event at no time shall the purchaser be entitled to purchase Shares below the floor purchase price of One Dollar and Fifty Cents ($1.50) per Share

c) During the period between (61) days and (90) days from the effective date of this Agreement the Purchaser may be entitled to purchase the remaining balance, if any, of available Shares at the lesser rate of; i) 50% of the average of the closing prices of Accesspoint's shares of Common Stock as quoted on the OTC Bulletin Board (the "OTCBB") (or on such other United States stock exchange or public trading market on which the shares of the Accesspoint trade if, at the time of purchase, they are not trading on the OTCBB) for the three (3) consecutive trading days immediately preceding the date Purchaser acquires Shares hereunder or; ii) Five Dollars and Fifty Cents ($5.50) per Share. In any event at no time shall the purchaser be entitled to purchase Shares below the floor purchase price of One Dollar and Fifty Cents ($1.50) per Share.

d) The Purchaser understands and agrees that during the above period ("c") Accesspoint in its sole discretion reserves the right to accept or reject this subscription for the Shares, in whole or in part, prior to receipt by the Accesspoint of the purchase price, or any applicable portion thereof herein.

         1.2 COVENANT OF BEST EFFORTS. The Purchaser agrees to use its best efforts to purchase the Shares in accordance with the above schedule.

         2. Accesspoint is a duly organized Nevada corporation. The Articles of Incorporation of Accesspoint were filed on June 16, 1997. Accesspoint is authorized by its Articles of Incorporation to issue up to 25,000,000 shares of common voting stock.

         3. Neither Accesspoint nor any of its officers, directors, employees, agents or representatives have made any representation or statement of opinion regarding the value of Accesspoint or the Shares, Purchaser is purchasing the Shares purely on a speculative basis and confirms that Purchaser has been given no reason to believe that Purchaser will receive any return on the purchase of Shares.

         4. Purchaser has offered to purchase the number of Shares at a price per share as set forth herein. The purchase price shall be payable in cash or cash equivalent representing immediately available funds to the satisfaction of Accesspoint. Purchaser shall pay the purchase price prior to the issuance of the Shares. The Shares may be sold from authorized but unissued shares of Accesspoint, treasury shares held by Accesspoint, or shares held by a third party for the benefit of Accesspoint.

         5. Purchaser understands that Purchaser must bear the economic risk of the investment for an indefinite period of time because the Shares will be restricted and no public market will exist for the Shares. Purchaser understands the speculative nature of investment in Accesspoint and that Purchaser could lose Purchaser's entire purchase price payment.

         6. Purchaser represents that it has been called to Purchaser's attention that Purchaser's proposed investment in Accesspoint involves a high degree of risk which may result in the loss of the total amount of that investment.

         7. Purchaser acknowledges that Accesspoint has made available to Purchaser or Purchaser's personal advisors the opportunity to obtain any and all information required to evaluate the merits and risks of purchase of the shares, The Accesspoint has, prior to the sale of the Shares, accorded Purchaser and Purchaser's representative, if any, the opportunity to ask questions and receive answers concerning the terms and conditions of the proposed purchase and to obtain any additional information necessary to evaluate the merits and risks of the purchase.

         8. Purchaser and (if applicable) Purchaser's personal advisors and representatives have had an opportunity to ask questions of and receive satisfactory answers from Accesspoint, or any person or persons acting on Accesspoint's behalf, concerning the terms and conditions of Purchaser's proposed investment in Accesspoint, and all such questions have been answered to the complete satisfaction of Purchaser.

         9. Purchaser acknowledges that a subsidiary of Accesspoint, Process-ing Source International, Inc. ("PSI"), and certain officers of PSI, are subject to a stipulated judgment and permanent injunction in an action captioned CARDSERVICE INTERNATIONAL, INC. V. MICHAEL ERMI, ALBETT URCUYO, AND PROCESSING SOURCE INTERNATIONAL, ET al., filed as case number BC205489 in Superior Court, Los Angeles County, California.

         10. Purchaser represents that all of the information provided by Purchaser or Purchaser's representatives to Accesspoint is true, correct, accurate and current and that Purchaser is not subject to backup withholding. Purchaser specifically represents that all of the information provided on the Signature Page and Questionnaire which is attached hereto, incorporated herein, and made a part hereof, is true, correct, accurate and current.

         11. The personal, business and financial information of Purchaser which may have been provided to Accesspoint, if any, and in any form, is complete and accurate, and presents a true statement of Purchaser's financial condition.

         12. Purchaser has adequate means of providing for Purchaser's current needs and possible personal contingencies, and Purchaser has no need in the foreseeable future to sell the Shares for which Purchaser hereby subscribes. Purchaser is able to bear the economic risks of Purchaser's purchase of Shares and, consequently, without limiting the generality of the foregoing, Purchaser is able to hold Purchaser's Shares for an indefinite period of time, and Purchaser has a sufficient net worth to sustain a loss of Purchaser's entire investment in Accesspoint in the event such loss should occur.

         13. If Purchaser is an individual, Purchaser is 18 years of age or older.

         14.      Purchaser   understands   that  the  Shares  will  not  be
transferable   except  under  limited circumstances.

         15. Purchaser is acquiring the Shares for Purchaser's own account for investment with no present intention of dividing Purchaser's interest with others or of reselling or otherwise disposing of all or any portion of the same. Purchaser shall not engage in a distribution of the Shares.

         16. Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in Accesspoint or(if applicable) Purchaser and Purchaser's Representative, together, have such knowledge and experience in financial and business matters that Purchaser and Purchaser's Purchaser Representative are capable of evaluating the merits and risks of the Prospective investment in Accesspoint.

         17. The Shares will be acquired for Purchaser's own account for investment in a manner which would not require registration pursuant to the provisions of the Act, as amended, and Purchaser does not now have any reason to anticipate any change in Purchaser's circumstances or other particular occasion or event which would cause Purchaser to sell or otherwise dispose of the Shares.

         18. Purchaser understands that the Commissioner of Corporations for the State of California or any other state ("Commissioner") has not or will not recommend or endorse a purchase of the Shares.

         19. Purchaser hereby represents and warrants that Purchaser's total purchase of Shares shall not exceed 10% of Purchaser's net worth (exclusive of principal residence, mortgage thereon, home furnishings and automobiles).

         20. Purchaser: (i) has a pre-existing personal or business relationship with Accesspoint, its officers, directors or its Affiliates or representatives, AND (ii) meets those certain standards involving Purchaser's minimum net worth and annual income as established by the California Commissioner of Corporations relating to Purchaser's income and net worth, or is an Accredited Investor as defined in rule 501 (a) of Regulation D as promulgated by the Securities and Exchange Commission. The foregoing income and net worth is considered to be indicative of Purchaser's ability to be sophisticated regarding the proposed purchase of shares.

         21. Purchaser is not a member of the NASD or other self-regulatory agency which would require prior approval of a purchase of the shares.

         22. Purchaser acknowledges that Purchaser understands the meaning and legal consequences of the representations, warranties, and covenants set forth herein, and that Accesspoint has relied on such representations, warranties and covenants.

         23. Purchaser acknowledges and understands that the Shares will be subject to transfer and sale restrictions imposed pursuant to SEC Rule 144 of the Rules promulgated under the Securities Act of 1933 ("Act") and the regulations promulgated thereunder. Purchaser shall comply with Rule 144 and with all policies and procedures established by Accesspoint with regard to Rule 144 matters. Purchaser acknowledged that Accesspoint or its attorneys or transfer agent may require a restrictive legend on the certificate or certificates representing the Shares pursuant to the restrictions on transfer of the Shares imposed by Rule 144.

         24. Notwithstanding anything in this Agreement to the contrary, the undersigned Acknowledges that: (i) the Shares are subject to restrictions on transfer or sale imposed pursuant to Rule 144; (ii) the Shares are being purchased in a private transaction which is not part of a distribution of the Shares; (iii) the undersigned intends to hold the Shares for the account of the undersigned and does not intend to sell the shares as a part of a distribution or otherwise; and (iv) neither the undersigned nor the seller of the Shares is an underwriter for purposes of Rule 144. A legend regarding Rule 144 restrictions may be placed upon the certificate evidencing ownership of the Shares.

         25. PIGGY-BACK REGISTRATIONS. If Accesspoint shall prepare and file with the SEC within one (1) year after the effective date of this Agreement a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to Purchaser written notice of such determination and, if within twenty (20) days after receipt of such notice, Purchaser shall so request in writing, Accesspoint shall commence to include in such registration statement all or any part of the Shares such holder requests to be registered, subject to the cooperation of Purchaser as set forth herein. If any registration of Accesspoint pursuant to this Section is for a registered public offering involving an underwriting, the right of Purchaser to registration shall be conditioned upon Purchaser entering into an underwriting agreement, and/or such other agreements as may be reasonably required, in customary forms with the representatives of the underwriters or underwriters or other parties. Purchaser shall timely pay all registration fees and blue sky fees pertaining to the registration or qualification of the Shares of Purchaser proposed to be registered hereunder. Purchaser shall cooperate with Accesspoint (and underwriters, representatives of the underwriters, and other parties, if any) and promptly provide Accesspoint with reasonably required information, including, but not limited to information regarding Purchaser's plan of distribution pertaining to the Shares. Purchaser shall further promptly provide Accesspoint with such information and promptly execute, acknowledge and deliver such instruments and documents as Accesspoint may reasonably require to include the Shares in any such registration statement. The obligation of Accesspoint to provide piggy back registration rights hereunder shall be expressly conditioned upon Purchaser timely paying fees, cooperating with Accesspoint and other parties, promptly providing information, and/or executing, acknowledging and delivering instruments or documents as set forth herein.

         26. Purchaser understands and agrees that the following restrictions and limitations are applicable to Purchaser's purchase and any sale, transfer, assignment, pledge, hypothecation or other disposition of Shares pursuant to
Section 4(2) of the Act and Regulation D promulgated pursuant thereto:

         26.1. Purchaser agrees that notwithstanding any other restrictions placed on the sale or transfer of the Shares pursuant to this Agreement, Rule 144, or otherwise, the Shares shall not be sold, pledged, hypothecated or otherwise disposed of unless the Shares are registered pursuant to the Act and applicable state securities laws or are exempt therefrom; and

         26.2. A legend in substantially the following form may be placed on any certificate(s) or other documents evidencing the Shares:

         THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND HAVE NOT BEEN REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OF 1933 AS AMENDED ("ACT"), AND HAVE BEEN OFFEREDAND SOLD IN RELIANCE UPON THE EXEMPTION SET FORTH IN SECTIONS 4(1) OR 4(2) OF THE ACT AND UPON RULE 504 OF REGULATION D PROMULGATED PURSUANT THERETO. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT UPON DELIVERY TO ACCESSPOINT OF AN OPINION OF COUNSEL SATISFACTORY TO ACCESSPOINT THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO
         ACCESSPOINT OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO ACCESSPOINT TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

         27. Purchaser may not cancel, terminate, or revoke this Agreement, or any agreement of Purchaser made hereunder, and this Agreement shall survive the death, dissolution, or disability of Purchaser and shall be binding upon the heirs, executors, administrators, successors and assigns of Purchaser.

         28. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

         29. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of California without giving effect to the conflicts of laws provisions. Purchaser hereby agrees that any suit, action or proceeding with respect to this Agreement, any amendments or any replacements hereof, and any transactions relating hereto shall be brought in the state courts of, or the federal courts in, the State of California, and Purchaser hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding, and Purchaser agrees that service of process on Purchaser in such suit, action or proceeding may be made In accordance with the notice provisions of this Agreement, In any such action, venue shall lie exclusively in Orange County, California. Purchaser hereby waives, and agrees not to assert against Accesspoint, or any successor assignee thereof, by way of motion, as a defense or otherwise, in any such suit, action or proceeding, (i) any claim that Purchaser is not personally subject to the jurisdiction of the above-named courts or that property is exempt or immune from set-off, execution or attachment either prior to judgment or in execution thereof, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that the venue of suit, action or proceeding is improper or that this Agreement or any amendments or any replacements hereof may not be enforced in, or by such courts.

         THE SHARES OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY.

         PURCHASERS MAY BE REQUIRED TO HOLD THE SHARES INDEFINITELY UNLESS SUCH SHARES ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACTOF 1933 ("ACT") OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. NO SHARES MAY BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS ACCESSPOINT AND ITS LEGAL COUNSEL HAVE RECEIVED EVIDENCE SATISFACTORY TO BOTH THAT SUCH TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING QUALIFICATION OR REGISTRATION UNDER STATE OR FEDERAL SECURITIES LAWS AND IS IN COMPLIANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, Purchaser has provided the foregoing warranties and undertaken the foregoing obligations and the parties have executed this Agreement effective as of the date first set forth above.

                                   ACCESSPOINT

                                   Accesspoint Corporation, a Nevada corporation


                                   By:      /s/ TOM M. DJOKOVICH
                                            ------------------------------------
                                            Tom M. Djokovich,
                                            Chief Executive Officer

                                   PURCHASER

                                   By:      /s/ VERVE VENTURES
                                            ------------------------------------
                                            Verve Ventures

           SIGNATURE PAGE AND QUESTIONAIRE TO STOCK PURCHASE AGREEMENT
              DATED OCTOBER 21, 2000, AMONG ACCESSPOINT CORPORTION
                        AND THE SUBSCRIBER(S) NAMED BELOW

         If applicable, the undersigned further represents and warrants as indicated below by the undersigned's initials:

I.       ACCREDITED INVESTOR STATUS

         A. INDIVIDUAL INVESTORS: (Initial one or more of the following three statements)

                  1. ____ I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than US$200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of US$200,000 for the current year.

                  2. ____ I certify that I am an accredited investor because I have had joint income with my spouse in excess of US$300,000 in each of the two most recent years and I reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

                  3. ____ I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of US$1,000,000.

         B.       PARTNERSHIPS, CORPORATIONS, TRUSTS OR OTHER ENTITIES:
                  (Initial one of the following statements)

                  1. The undersigned hereby certifies that it is an accredited investor because it is:

________          a.       an employee benefit plan whose total assets exceed
                           US$5,000,000;

________          b.       an employee benefit plan whose  investment  decisions
                           are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company
                           (as defined  in  Section  3(a)  of the  Securities
                           Act) or an investment adviser registered as such under the Investment Advisers Acts of 1940;

________          c.       a  self-directed  employee  benefit plan,  including
                           an Individual Retirement Account, with investment decisions made solely by persons that are accredited investors;

________          d.       an  organization  described in Section  501(c)(3) of
                           the Internal  Revenue Code of 1986, as amended (the
                           "IRC"), not formed for the specific purpose of acquiring the Shares with total assets in excess of US$5,000,000;

________          e.       any  corporation,  partnership or  Massachusetts  or
                           similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

________          f.       a trust with total assets in excess of  US$5,000,000,
                           not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares.

                  2. The undersigned hereby certifies that it is an accredited investor because it is an entity in which each of the equity owners qualifies as an accredited investor under items A(1), (2) or (3) or item B(1) above.

                  3. INDEMNIFICATION. The undersigned agrees, to the fullest extent permitted pursuant to law, to indemnify, defend, and hold harmless Accesspoint Corporation and its agents, representatives and employees from and against all liability, damage, loss, cost and expense (including reasonable attorneys' fees) which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of the Stock Purchase Agreement or this Signatory Page and Questionnaire, or by reason of any inaccuracy or omission in the information furnished by the undersigned herein or any breach of the representations and warranties made by the undersigned herein or in connection with the Memorandum, or in any document provided by the undersigned, directly or indirectly, to Accesspoint Corporation.

                  4. RULE 144. Notwithstanding anything in this Agreement to the contrary, the undersigned Acknowledges that: (i) the Shares are subject to restrictions on transfer or sale imposed pursuant to Rule 144 promulgated under the Securities Act of 1933; (ii) the Shares are being purchased in a private transaction which is not part of a distribution of the Shares; (iii) the undersigned intends to hold the Shares for the account of the undersigned and does not intend to sell the shares as a part of a distribution or otherwise; and
(iv) neither the undersigned or the seller of the Shares is an underwriter for purposes of Rule 144. A legend regarding Rule 144 restrictions may be placed upon the certificate evidencing ownership of the Shares.

                  5. STOCK PURCHASE AGREEMENT. This Signatory Page and Questionnaire is a part of that certain Stock Purchase Agreement by and between the undersigned and Accesspoint Corporation. This Signatory Page and Questionnaire is incorporated by reference into the Stock Purchase Agreement, and the Stock Purchase Agreement is incorporated by reference into this Signatory Page and Questionnaire.

                  IN WITNESS WHEREOF, the Investor has executed this Securities Purchase Agreement this 21st day of October, 2000.


                  If the Investor is a PARTNERSHIP, CORPORATION or TRUST:

Verve Ventures
------------------------------------------------
Name of Partnership,
Corporation or Trust

October 21, 2000
---------------------------------
Date